Exhibit 10.1

                               AGREEMENT OF LEASE

                                      LEASE

     THIS LEASE is made as of the 12th day of August, 2011, by and between CORBI PROPERTIES, L.L.C, a limited liability company organized under the laws of the state of Iowa and CLEAR LAKE SPECIALTY PRODUCTS, INC., a corporation organized under the laws of the state of Iowa (hereinafter collectively referred to as "Landlord") and THE SOUTH STREET BAKERY, INC., a corporation organized under the laws of the state of Delaware (hereinafter referred to as "Tenant").

                                    RECITALS

     WHEREAS, Landlord is the owner of a 51,950 square foot industrial building on Lots 9, 10, 11 &12 in the Clear Lake Industrial Park, the improvements being know as 2205 6th Avenue, South Clear Lake, IA 50428; and

     WHEREAS, Tenant desires to lease the Premises and certain Equipment described on Exhibit "A" attached hereto (hereinafter defined) for manufacturing ready baked, processed and packaged wholesale baked products; and

     WHEREAS, the parties desire to enter into this Lease, which defines their respective rights, duties, and liabilities relating to the Premises.

     NOW, THEREFORE, WITNESSETH in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

                                 SECTION 1

                                DEFINITIONS

     For purposes of this Lease, Landlord and Tenant hereby agree that the following terms shall have the indicated meanings:

Additional Rent: all sums of money or charges required to be paid by Tenant under this Lease other than Annual Rent, whether or not such sums or charges are designated "Additional Rent", including Percentage Rent.

Annual Rent: shall be the consideration set forth in paragraph 5 hereof.

Assignment: any assignment, transfer, mortgage, or encumbrance, whether voluntarily, involuntarily, or by operation of law, of Tenant's interest in this Lease, any sublease by Tenant, any license by Tenant of space in the Premises, or any concession agreement by Tenant with respect to all or part of the

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Premises,  any  agreement by Tenant giving any other person the right to use all or part of the Premises, or such other events determined to be Assignments pursuant to Section 29.

Bonds: the City of Clear Lake, Iowa Variable Rate Demand Development Revenue Bonds (Joe Corbi's Pizza Project) Series 2006 issued in the original aggregate amount of $3,600,000 in order to provide financing for the acquisition by the Landlord of the land and the acquisition, construction and equipping by the Landlord of the Building.

Building: the improvements containing approximately 51,950 square feet located at 2205 6th Avenue, South Clear Lake, IA 50428.

Commencement Date: August 12, 2011.

Common Area Maintenance and Marketing Charge:  N/A

Documents: all the documents and agreements entered into by Landlord and others in connection with the Bonds and the Letter of Credit issued by Manufacturers and Traders Trust Company to provide payment for, and secure the payment of, the principal and purchase price of, and interest on, the Bonds

Escrow Payments: any Insurance Escrow Payment, Tax Escrow Payment, or similar monthly payment into escrow

Equipment: all that equipment described on Exhibit "D" which is located in the Building to be used by Tenant for manufacturing ready baked, processed and packaged wholesale baked products and cookie dough.

Extension Term: a period of one (1) year from the last day of the Original Term.

Hazardous Material: any hazardous or toxic substance, material, or waste including, but not limited to, those substances, materials, and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, or such substances, materials, and wastes that are or become regulated under any applicable federal, state, or local law, ordinance, or regulation including, but not limited to, the Resource
Conservation and Recovery Act, the Toxic Substances Control Act, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA" or "Superfund"), the Clean Air Act, and the Clean Water Act

Insurance Expense: Landlord's annual cost of carrying fire and extended coverage insurance on the Building and all other insurance required by the Documents to be carried by Landlord

Landlord: Corbi Properties, L.L.C., an Iowa limited liability company, its successors and assigns and Clear Lake Specialty Products, Inc., an Iowa corporation its successors and assigns.

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Land:  those parcels of land  containing in the  aggregate  approximately  14.36 acres located at 2205 6th Avenue South, Clear Lake, Iowa. . Landlord's  Address:
1430 Desoto Road Baltimore, Maryland 21230

Landlord's Telecopier Number:

Lease Year: in the case of the first Lease Year, that period from the Commencement Date to the anniversary date of the Commencement Date; thereafter, "Lease Year" shall mean each successive twelve (12) calendar month period following the expiration of the first Lease Year. The last Lease Year shall be the period from the end of the preceding Lease Year to such date of termination.

Monthly Installment of Rent: the sum of the Monthly Installment of Annual Rent, and Insurance Escrow Payment, Tax Escrow Payment, and any other amount required to be paid hereunder on a monthly basis.

Mortgage: any mortgage, deed of trust, or security agreement from Landlord affecting the Premises, or any part thereof, at any time.

Mortgagee: Manufacturers and Traders Trust Company while any of the Bonds are outstanding and the Letter of Credit Agreement dated as of April __, 2011 by and between Landlord and Manufacturers and Traders Trust Company is in effect, and thereafter, any other beneficiary of any Mortgage.

Net Income: Earnings after cost of goods sold, sales, administrative and general expenses, interest, taxes and other miscellaneous income expenses.

Notices: all notices, requests, demands, or other communications, which may be or are required or permitted to be served or given under this Lease.

Original Term: a period of one (1) year commencing on the Commencement Date, plus, unless the Commencement Date is the first day of a calendar month, the number of days from the Commencement Date to the last day of the month during which the Commencement Date falls, with the right of an automatic one (1) year extension if the Tenant has complied with the conditions of the Lease.

Permitted Use: manufacturing of ready baked, processed and packaged wholesale baking and cookie dough.

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Premises: the Land, the Building and the Equipment.

Rent: all Annual Rent, Monthly Installments of Annual Rent, and Additional Rent payable by Tenant to Landlord under this Lease.

Security Deposit: the sum set forth in paragraph 7 to assure Tenant's performance of the Tenant's obligations under this Lease.

Taxes: all taxes,  assessments,  and governmental charges of any kind and nature
whatsoever  levied  or  assessed  against  the  Premises.   Notwithstanding  the
foregoing, Taxes shall not include any taxes levied on income of Landlord.

Tax Escrow Payment: the monthly amount equal to one-twelfth (1/12) of Landlord's estimate of Tenant's proportionate share of the Taxes.

Tenant: The South Street Bakery, Inc., a Delaware corporation, its successors and assigns.

Tenant's Address: 3400 Mt. Pleasant Street, Burlington, Iowa

Tenant's Mailing Address:

Tenant's Telecopier Number:

Tenant's Trade Name:

Tenant's Equipment and Personal Property: Any equipment or items of personal property installed or located within the Premises by Tenant in connection with the operation of the business.

Term: the Original Term and any Extension Term as to which Tenant exercises an option to renew this Lease

     When used herein, the singular shall apply to the plural, the plural to the singular, and the use of any gender shall apply to all genders.

                                    SECTION 2

                               DEMISE OF PREMISES

     Landlord leases to Tenant and Tenant leases from Landlord the Premises for the Term, Rent, and upon the terms, covenants, and conditions set forth herein.

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                                    SECTION 3

                                      TERM

     Landlord and Tenant hereby agree that the term of this Lease and for the demise of the Premises shall be for a period of one (1) year from the Commencement Date. Tenant shall have the exclusive first right to automatically renew this Lease for an Extension Term of one (1) year. The terms of the Lease during any Extension Term shall be the same terms during the original term except that Tenants Option to Purchase shall no longer be available.

                                    SECTION 4

                     CONSTRUCTION AND ACCEPTANCE OF PREMISES

                             [INTENTIONALLY OMITTED]

                                    SECTION 5

                                      RENT

     (a) Tenant shall pay unto Landlord the Annual Rent of Three Hundred Sixty Thousand Dollars ($360,000.00). Tenant shall pay the Annual Rent in equal monthly installments of Thirty Thousand Dollars ($30,000.00). The Monthly Installments of Annual Rent shall be paid by the 1st day of each and every month for the Term of this Lease, without deduction, set-off, recoupment, counterclaim, or demand, at Landlord's Address or at such other place as shall be designated in writing by Landlord. If the Term shall commence or end on a day other than the first day of a month, the Monthly Installment of Rent for any such partial month of the Term shall be prorated on a per diem basis. The Monthly installments of Annual Rent shall be fully applied towards (i) paying down the principal and interest expense of the Bonds in substantially the allocation set forth on Schedule 1, attached hereto, (ii) the payment of the principal and interest related to that certain mixer equipment note between Clear Lake Specialty Products, Inc. and M&T Bank and (iii) any fees related to the operation of the Premises.

     This Lease shall be deemed and construed to be a "net lease" and accordingly, anything in this Lease to the contrary notwithstanding, Landlord shall receive any payments required to be made by Tenant free from any charges, assessments, impositions, expenses, set offs, recoupments or deductions of any and every kind or nature whatsoever. Tenant's obligation to pay Rent under this Lease shall not be affected by reason of any prohibition, limitation or prevention of Tenant's use, occupancy or enjoyment of the Property other than the Landlord's breach of the covenant contained in Section 18.

     (b) In addition to the Annual Rent Tenant shall pay unto Landlord as Additional Rent such costs that Landlord shall incur in connection with the

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ownership or operation of the Premises.  Such costs shall include but be limited to any Taxes, as set forth in Section 10 of this Lease. Tenant agrees to pay Insurance Expense related to the Premises.

     (c) In the event that Tenant shall fail to exercise its Option to purchase the Premises as identified in paragraph 8 of the Lease, Tenant shall beginning on August 12, 2012 pay as Additional Rent Percentage Rent. The Percentage Rent due shall be equal to Ten Percent (10%) of the Net Profits generated by Tenant from the operation of the Premises in the immediately proceeding month. Tenant shall deliver to Landlord at the end of each month a statement setting forth its revenue for the prior month. Tenant shall on the twenty-fifth day of each month pay the Percentage Rent to Landlord shall credit any payments made under the this provision towards the Purchase Price if Tenant exercises its Option to purchase the Premises in accordance with the terms of Section 8 of this Lease. Said payments are to be applied directly to the principal outstanding on the Bonds and the portion of the accelerated amortization that results from these payments will increase the portion of the monthly rental payment that is attributed to principal on the Bonds. Landlord shall provide Tenant with a monthly statement indicating the principal balance on the Bonds and the value of the Net Purchase Price.

                                   SECTION 6

                                 LATE PAYMENTS

     In the event that any monthly installment of Annual Rent or Additional Rent is not paid by the tenth (10th) day after it is due, Tenant shall pay to Landlord as additional rent a late charge equal to five percent (5%) of such payment which remains due but unpaid. Notwithstanding the foregoing to the contrary, no late charge or interest thereon shall be due with respect to the first late payment in any twelve (12) month period until such time as Landlord has provided five (5) days advance written notice to Tenant of such failure to pay and Tenant fails to make such payments within ten (10) days of the date of such written notice from Landlord. Landlord shall not be required to give more than one (1) such notice in any twelve (12) month calendar period.

                                    SECTION 7

                                SECURITY DEPOSIT

     Tenant has deposited with Landlord simultaneously with the execution of this Lease a Security Deposit of Sixty Thousand Dollars ($60,000.00), which sum shall be held without payment of interest as security for the performance by Tenant of its obligations under this Lease. Landlord is authorized to deposit those funds in a non-interest-bearing account. Landlord shall not be responsible for the solvency of the depository so long as it is insured by the Federal Deposit Insurance Corporation, or similar insurer. If Tenant shall perform all

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of its obligations  under the Lease,  the Security  Deposit shall be refunded to
Tenant, without interest, within thirty (30) days after termination of this Lease. If Tenant shall default in any obligation, Landlord shall be entitled to apply any or all of the Security Deposit toward Landlord's damages, as substantiated by Landlord, and Tenant shall, within five (5) days after notice thereof, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount, which amount shall constitute Additional Rent under the Lease.

                                    SECTION 8

                               OPTION TO PURCHASE

     Landlord does hereby grant unto Tenant the Option to purchase the Premises and Equipment from the Landlord. Tenant shall have until August 11, 2012 to exercise the Option. Should the Tenant fail to exercise the Option by August 11, 2012 date then in that event this Option shall be null and void and of no further effect. Tenant shall exercise this Option by delivering to Landlord two copies of a Contract of Sale attached hereto as Exhibit B. Closing on the purchase shall occur no later than ninety (90) days after Tenant exercises the Option. Tenant shall pay all costs associated with the sale and purchase of the Premises and Equipment including but not limited to any sales tax, recordation and/or transfer taxes. Landlord agrees to credit towards the Purchase Price an amount equivalent to any principal payments made on the Bonds, Mortgage and loans on the Equipment.

                                    SECTION 9

                                    UTILITIES

      Tenant shall promptly pay all charges for electricity, water, gas (where available), telephone service, sewerage service, and other utilities furnished to the Premises and shall promptly pay any maintenance charges therefor. Tenant shall place any accounts for such utilities in its own name.

                                   SECTION 10

                                      TAXES

     (a) Tenant shall be liable for all taxes levied against personal property, trade fixtures, and tenant improvements placed by Tenant in the Premises. If any such taxes based on the personal property or trade fixtures placed by Tenant in the Premises are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is

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increased by inclusion of personal  property and trade fixtures placed by Tenant in the Premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder. Tenant shall pay any personal property tax assessed against the Equipment, with such tax payments in year one of the Lease to be on a pro rata basis for the period of occupancy.

     (b) Tenant agrees to pay as Additional Rent all Taxes levied or assessed against the Premises. Tenant shall pay such Taxes within thirty (30) days of the delivery of the invoice for such taxes, with such tax payments in year one of the Lease to be on a pro rata basis for the period of occupancy.

     (c) If Tenant should fail to pay any Taxes required to be paid out by Tenant hereunder, in addition to any other remedies provided herein, Landlord may, if it so elects, pay such Taxes. Any sum so paid by Landlord shall be deemed to be due and owing by Tenant to Landlord and due as Additional Rent within five (5) days after written demand.

     (d) If at any time during the Term of this Lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments, levies, or charges levied, assessed, or imposed on real estate and the improvements thereon, there shall be levied, assessed, or imposed on Landlord a capital levy, or other tax directly on the rents received therefrom and/or a franchise tax assessment, levy, or charge measured by or based, in whole or in part, upon such rents, then such taxes, assessments, levies, or charges that are in lieu of the present method of taxation shall be deemed to be included within the term "Taxes" for the purposes hereof.

     (e) Any payment to be made pursuant to this Section with respect to the real estate tax year in which this Lease commences or terminates shall bear the same ratio to the payment that would be required to be made for the full year as that part of such tax year covered by the Term of this Lease bears to a full tax year.

     (f) Tenant shall have the right to employ a tax consulting firm to attempt to assure a fair Tax burden on the Premises. Tenant shall bear the costs associated with the employment of any such consultant.

     (g) In addition to the other payments under this Section, Tenant shall pay upon written demand any reasonable fees, expenses, and costs incurred by Landlord in contesting any Tax, or any assessments, levies, or tax rate, applicable to the Premises or portions thereof. Landlord shall provide Tenant all notices of any Tax, or any assessments, levies, or tax rate, applicable to the Premises or portions thereof and in the event Landlord files for bankruptcy, insolvency or shall no longer be in business, shall in a timely and reasonable manner provide Tenant, and advise the Tax authorities of Tenant's mailing address for all future Tax notices.

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                                   SECTION 11

                            USE AND CARE OF PREMISES

     (a) The Premises may be used only for the Permitted Use and for no other purpose or purposes without the prior written consent of Landlord.

     (b) Tenant, at Tenant's expense, shall comply with all laws, ordinances, and regulations of federal, state, and local authorities pertaining to Tenant's use of the Premises and with the recorded covenants, conditions, and restrictions, regardless of when they become effective, including, without limitation, the Americans with Disabilities Act of 1990 and all applicable federal, state, and local laws, ordinances, or regulations pertaining to air and water quality, Hazardous Material, waste disposal, air emissions, and other environmental matters, all zoning and other land use matters, utility availability, and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon Landlord or Tenant with respect to the use or occupation of the Premises.

     (c) Tenant shall (i) not cause or permit any Hazardous Material to be brought upon, kept, or used in or about the Premises by Tenant or its contractors or subcontractors, or its or their agents, or employees, without the prior written consent of Landlord, which Landlord shall not unreasonably withhold as long as Tenant demonstrates to Landlord's reasonable satisfaction that such Hazardous Material is necessary or useful to Tenant's business and will be used, kept, and stored in a manner that complies with all laws regulating any such Hazardous Material so brought upon, or used, or kept in or about the Premises. If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Premises caused or permitted by Tenant results in contamination of the Premises, or if contamination of the Premises by Hazardous Material otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnity, defend, and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, damages arising from any adverse impact on marketing of space, sums paid in settlement of claims, attorneys' fees, consultant fees, and expert fees) which arise during or after the lease term as a result of such contamination.

     This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal, or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises caused or permitted by Tenant results in any contamination of the Premises, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises to the condition existing prior to the

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introduction  of any such  Hazardous  Material to the  Premises;  provided  that
Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises. The foregoing indemnity shall survive the expiration or earlier termination of this Lease

     Landlord hereby warrants to the best of its knowledge that as of the Commencement Date of the Lease no contamination of the Premises has occurred as the result of the use, storage or presence of any Hazardous Material on the Premises. In the event that contamination is determined to have existed prior to the Commencement Date of this Lease then in that event Landlord shall, for all contamination that arose or existed on or prior to the Commencement Date, indemnify, defend, and hold Tenant harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, as well as any sums paid in settlement of claims, attorneys' fees, consultant fees, and expert fees) which arise during the lease term as a result of such contamination.

     (d) At the commencement of this Lease, and on January 1 of each year thereafter, including January 1 of the year after the termination of this Lease, Tenant shall disclose to Landlord the names and amounts of all Hazardous Materials, or any combination thereof, which were stored, used, or disposed of on the Premises, or which Tenant intends to store, use, or dispose of on the Premises.

     (e) Tenant shall not, without Landlord's prior written consent, keep anything within the Premises for any purpose which increases the insurance premium cost or invalidates any insurance policy carried on the Premises. Tenant shall pay as Additional Rent, upon demand by Landlord, any such increased premium cost due to Tenant's use or occupation of the Premises. Except to the extent prohibited by law, all property kept, stored, or maintained within the Premises by Tenant shall be at Tenant's sole risk.

     (f) Tenant shall take good care of the Premises and keep the same free from waste at all times. Tenant shall keep the Premises and sidewalks, service-ways, and loading areas adjacent to the Premises neat, clean, and free from dirt, rubbish, insects, and pests at all times, and shall store all trash and garbage within appropriate containers, arranging for the regular pickup of such trash and garbage at Tenant's expense.

     (g) Tenant shall procure, at its sole expense, any permits and licenses required for the transaction of business in the Premises and otherwise comply with all applicable laws, ordinances, and governmental regulations that affect the Premises either now or in the future. Notwithstanding the foregoing, Landlord agrees to provide any consents for any permits and licenses necessary to operate the business on the Premises, and shall not unreasonably withhold said consent.

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     (h) Tenant shall procure, at its sole expense,  any permits and/or licenses required for the use and operation of the Equipment. Notwithstanding the foregoing, Landlord agrees to provide any consent for any permits and licenses necessary to operate the Equipment on the Premises, and shall not unreasonably withhold said consent.

                                   SECTION 12

                        REPAIRS AND MAINTENANCE BY TENANT

     (a) Tenant shall keep the Premises in good clean condition and shall, at its sole cost and expense, make all needed repairs and replacements. Tenant shall keep all plumbing units, pipes, and connections free from obstruction and protected against ice and freezing. If any repairs required to be made by Tenant hereunder are not made within ten (10) days after written notice delivered to Tenant by Landlord (except that in an emergency no notice shall be required), at Landlord's option, and in addition to Landlord's other remedies under this Lease, at law or in equity, Landlord may (but shall not be obligated to) make such repairs without liability to Tenant for any loss or damage that may result to its stock or business by reason of such repairs. Within sixty (60) days, Tenant shall pay to Landlord as Additional Rent hereunder the cost of such completed or ongoing repairs plus ten percent (10%) of the amount thereof, and failure to do so shall constitute an event of default hereunder for any non insurance related damages.

     (b) Maintenance and replacement of the air conditioning and heating equipment shall be Tenant's sole responsibility throughout the entire Term of this Lease. Tenant shall provide Landlord with proof of a service and maintenance agreement upon occupancy. Landlord represents and warrants that as of the Commencement Date the air conditioning and heating equipment has been inspected, maintained and is in proper working order.

     (c) Tenant shall, at its sole cost and expense maintain, and repair the Equipment. Tenant shall keep in place during the Lease, service or maintenance contract(s) or plan(s) for the Equipment which shall comply with the specifications or requirements established by the manufacturer(s) of the Equipment. Tenant shall provide Landlord with evidence of the existence such plans annually. Landlord represents and warrants that as of the Commencement Date the Equipment has been inspected, maintained and is in proper working order.

     (d) Tenant will repair promptly at its own expense by or under the direction of Landlord any damage (whether structural or nonstructural) to the Premises caused by any construction or alteration performed by Tenant or by bringing into the Premises any property for Tenant's use, or by the installation or removal of such property, regardless of fault or by whom such damage shall be caused, unless solely by the negligence of Landlord or its contractors or subcontractors or its or their agents or employees.

     (e) Tenant shall have no right to direct or instruct any of Landlord's contractors or subcontractors or their agents or employees, except with the prior written agreement of Landlord.

     (f) Tenant shall be responsible for maintaining the exterior of the Premises including and parking areas or loading docks. Tenant shall bear the cost of any snow removal for such areas.

                                   SECTION 13

                               REPAIRS BY LANDLORD

     Landlord  shall  have  no  obligation  to  make  repairs  to the  Premises.
Notwithstanding the foregoing, for a period of one (1) year from the date of this Lease, Landlord agrees that it shall, at its sole and absolute expense and immediately upon notification, make all necessary repairs and/or replacements of the broken gear in the Sigma mixer with tilting gear as identified by Kofab and confirmed by Marvin Miller and James Eagen with serial number ______________.

                                   SECTION 14

                          PLACEMENT OF HEAVY EQUIPMENT

     Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot area which such floor was designed to carry or which may be allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, telephone switchboards, computers, or other heavy equipment, and to prescribe the reinforcing necessary, if any, which in the opinion of Landlord may be required under the circumstances, such reinforcing to be at Tenant's expense. Business machines and mechanical equipment, if approved by Landlord in a separate written agreement between Landlord and Tenant, shall be placed and maintained by Tenant, or at Tenant's expense, in settings sufficient in Landlord's judgment to absorb and prevent vibration, noise, or annoyance, and Tenant shall, at its expense, take such steps as Landlord may direct to remedy any such condition.

                                   SECTION 15

                                  FORCE MAJEURE

     This Lease and the obligation of Tenant to pay Rent hereunder and perform all of the other covenants and agreements hereunder on the part of Tenant to be performed shall not be affected, impaired, or excused because Landlord is unable to fulfill any of its obligations under this Lease or is unable to supply, or is delayed in supplying, any service to be supplied by it under the terms of this

Lease or is unable to make, or is delayed in making, any repairs, additions, alterations, or decorations or is unable to supply, or is delayed in supplying, any equipment or fixtures, if Landlord is prevented or delayed or otherwise hindered from doing so by reason of any outside cause whatsoever, including, without limitation, acts of God; fire; earthquake; flood; explosion; action of the elements; declared or undeclared war; riots; civil disturbances; inability to procure or a general shortage of labor, equipment, energy, materials, or supplies in the open market; breakage or accident to machinery; partial or entire failure of utilities; failure of transportation; strikes; lockouts; action of labor unions; condemnation; injunction; court order or decree; governmental preemption; any rule, order, or regulation of any department or subdivision of any government agency; or the conditions of supply and demand which have been or are affected by war or other emergency. Similarly, Landlord shall not be liable for any interference with any services supplied to Tenant by others if such interference is caused by any of the reasons listed in this Section. Nothing contained in this Section shall be deemed to impose any obligation on Landlord not expressly imposed by other provisions of this Lease.

                                   SECTION 16

                              SURRENDER OF PREMISES

     (a) At the expiration or earlier termination of the Term of this, Lease, Tenant shall peaceably surrender the Premises in broom clean condition and good order and repair and otherwise in substantially the same condition as the Premises was upon the commencement of this Lease, except for: (i) ordinary wear and tear, (ii) needed repairs or maintenance to the Premises that are not required to be repaired and/or maintained by Tenant, and (iii) damage by fire or other casualty to the extent there is actually paid to Landlord, to repair any damage to the Premises, sufficient net proceeds from the policies of insurance which Tenant is obligated to provide and to maintain under the provisions of this Lease.

     (b) If Landlord elects to require that alterations, additions, improvements, changes, affixations of chattels, or other work made or performed by Tenant to the Premises be removed at the termination of this Lease, Tenant hereby agrees to cause the same to be removed at its sole cost and expense. If
Tenant fails to remove the same, Landlord may cause them to be removed at Tenant's expense, and Tenant hereby agrees to reimburse Landlord for the cost of such removal together with all and any damages that Landlord may suffer and sustain by reason of failure of Tenant to remove the same. At Landlord's election, any or all of the alterations, additions, improvements, changes, affixations of chattels, or other work made or performed by Tenant upon the Premises shall remain at the termination of this Lease and not be removed. Tenant's obligation to observe and perform the covenants set forth in this Section shall survive the expiration or earlier termination of this Lease. Tenant shall be permitted to remove any equipment which installs on the Premises at the expiration of the Lease. Provided, however, that Tenant shall return the Premises to substantially the same condition as existed prior to the installation of such Equipment. Should Tenant cause any damage to the Premises as the result of the removal of its Equipment Tenant shall be liable for the cost of any repairs occasioned by such damage. In the event that Tenant fails to repair such damage prior to the expiration of the Lease and Landlord shall be forced to make such repairs Tenant shall reimburse Landlord for the actual costs of such repair plus Ten Percent (10%) of the costs of such repairs.

     (c) At the expiration or earlier termination of the Term of this Lease, Tenant shall promptly remove all property that it owns from the Premises under the provisions of this Lease, and, failing to do so, Landlord at its option may either (i) cause that property to be removed at the risk and expense of Tenant (both as to loss and damage), and Tenant hereby agrees to pay all reasonable costs and expenses incurred thereby, including sums paid to store the property elsewhere and the cost of any repairs to the Premises caused by the removal of the property, or (ii) upon five (5) days' written notice to Tenant, which the parties agree is commercially reasonable, sell at public or private sale any or all of such property, whether exempt or not from sale under execution or attachment (such property being deemed charged with a lien in favor of Landlord for all sums due hereunder), with the proceeds to be applied as set forth in this Lease. Landlord is entitled by Tenant to treat the property as abandoned and title shall pass to Landlord.

                                   SECTION 17

                    ABANDONING PREMISES OR PERSONAL PROPERTY

     Tenant shall not vacate or abandon the Premises at any time during the Term of this Lease, but if Tenant does vacate or abandon the Premises or is dispossessed by process of law, any personal property belonging to Tenant and left on the Premises may, at the option of the Landlord, be deemed to have been abandoned by Tenant.

                                   SECTION 18

                      QUIET ENJOYMENT/LANDLORD'S WARRANTIES

     Landlord warrants that Tenant shall be granted peaceable and quiet enjoyment of the Premises free from any eviction or interference by Landlord or anyone claiming through Landlord or Landlord's successors or assigns, provided Tenant pays the Annual Rent and Additional Rent provided herein and otherwise fully performs the terms, covenants, and conditions imposed herein.

     (a) Landlord specially warrants that Landlord shall be seized of fee simple title to the Premises, that Landlord's title thereto shall be good of record and in fact, and that Landlord's title shall be marketable and free of any liens, encumbrances, or restrictions of any kind, except for those title exceptions agreed to by Tenant which are listed on Exhibit C which is attached hereto and incorporated herewith.

     (b) Landlord warrants that if and so long as Tenant shall not be in default hereunder, Tenant shall quietly hold, occupy, and enjoy the Premises and all rights relating thereto during the Term, without hindrance, ejection, or molestation by Landlord or any party claiming by, through, or under Landlord, subject to the terms of this Lease.

                                   SECTION 19

                       INDEMNIFICATION AND WAIVER OF CLAIM

     Except when caused by the negligence or willful misconduct of Landlord, Tenant shall indemnify and save Landlord harmless against and from, and shall reimburse Landlord for, all liabilities, obligations, damages, fines, penalties, claims demands, costs, charges, judgments, and expenses, including but not limited to, reasonable attorney's fees which may be imposed upon or incurred or paid by or asserted against Landlord or Landlord's fee or reversionary or other interest in the Premises by reason of or in connection with any one of the following:

     (a) Tenant's use and occupancy of the Premises; (b) the conduct of Tenant's business or any work or activity or other things allowed or permitted by Tenant to be done in or on the Premises; (c) any breach or default in the performance of any of Tenant's obligations under this Lease; (d) any misrepresentation or breach of warranty by Tenant under this Lease; and/or (e) any other acts or omissions or Tenant, its agents, employees, invitees or contractors.

     In case any action or proceeding is brought against Landlord by reason of any claims described in this Section, Tenant, if Landlord gives Tenant prompt written notice thereof, shall, at Tenant's expense, resist or defend such action or proceeding.

                                   SECTION 20

                                    INSURANCE

                             20.1 Tenant's Insurance

     Liability Insurance. Tenant, at Tenant's sole cost and expense, shall obtain and maintain in effect throughout the Term a policy of Commercial General Liability Insurance (ISO form or equivalent) naming Landlord and (at Landlord's request) the Mortgagee as additional insureds, protecting Tenant against liability for bodily injury, death and property damage occurring upon or in the Leased Premises, with such policy to afford protection to the limit of not less than

One Million Dollars ($1,000,000) with respect to bodily injury or death or damage to property arising from any one occurrence and Three Million Dollars ($3,000,000) from the aggregate of all occurrences within each policy year.

     (b) [Intentionally omitted.]

     (c) Property Damage Insurance. Tenant, at Tenant's sole cost and expense, shall obtain and maintain throughout the Term a policy of property damage insurance on the Tenant's Equipment and Personal Property in an amount sufficient to prevent Tenant from becoming a co insurer.

     (d) Workers' Compensation Insurance. Tenant, at Tenant's sole cost and expense, shall obtain and maintain throughout the Term a policy of workers' compensation insurance covering all persons (regardless of number) employed on the Premises, which insurance shall include all coverage required by applicable State law.

     (e) Business Interruption Insurance. Tenant, at Tenant's sole cost and expense, shall obtain and maintain throughout the Term a policy of business interruption insurance sufficient to satisfy Tenant's obligations hereunder in the event the Buildings, fixtures or Equipment on the Premises are damaged or destroyed by fire or other casualty event.

     (f) Policy Requirements. The insurance policies required to be obtained by Tenant under this Section 20.1 and by Landlord under Section 20.2: (i) shall be issued by an insurance company of recognized responsibility qualified to do business in the jurisdiction in which the Building is located which is rated A-or better (and is in a Financial Size Category of Class VIII or higher) by Best's Key Rating Guide or which has an equivalent financial rating from a comparable insurance rating organization, and (ii) shall provide (and each certificate evidencing the existence of such insurance policy shall certify) that the insurer shall provide thirty (30) days prior written notice of cancellation or amendment (other than to increase the amount of coverage). All such policies shall be written as primary policies, not contributing with, or relating simply to any excess not covered by, any policy the Landlord or Landlord may carry. Tenant shall, within thirty (30) days prior to the expiration of such policies, furnish Landlord with renewals or binders or Landlord may order such insurance and charge the cost to Tenant, which amounts shall be payable by Tenant on demand. All limits of liability required by subsection (a) may be satisfied by maintaining a policy of primary insurance and a policy or policies of excess liability insurance. Neither the issuance of any insurance policy required under this Lease nor the minimum limits specified herein with respect to Tenant's insurance coverage shall be deemed to limit or restrict in any way Tenant's liability arising under or out of this Lease. It is understood and agreed that said policies may be blanket and/or umbrella policies covering other locations operated by Tenant or Landlord, its affiliates or subsidiaries, provided that such blanket and/or umbrella policies otherwise comply with the provisions of this subsection.

     (g) Evidence of Insurance.  On or before the Commencement  Date, and thirty
(30)  days  before  the  expiration  of  the  expiring  certificate   previously
furnished, Tenant shall deliver to Landlord a certificate of insurance evidencing the issuance of each insurance policy. Tenant shall deliver to Landlord certificates of insurance evidencing the existence and amounts of such insurance required to be obtained by Tenant under this section with loss payable clauses satisfactory to Landlord; provided that in the event that Tenant fails to procure and maintain such insurance, Landlord may (but shall not be required to) procure same at Tenant's expense and any sum so paid by Landlord shall be deemed to be owing by Tenant to Landlord and due and payable as Additional Rent within five (5) days after Landlord's written notice to Tenant regarding Landlord's payment of such sum. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Landlord by the insurer.

     (h) Indemnification of Landlord. Except for the willful or negligent acts or omissions (where applicable law imposes a duty to act) of Landlord or its agents, employees or contractors, Tenant hereby agrees to indemnify and hold harmless Landlord, the Additional Insureds and the officers, directors, agents and employees of, and the partners in, Landlord and the Additional Insureds, from and against any and all claims, losses, actions, damages, liabilities and expenses (including reasonable attorneys' fees and disbursements) that (i) arise from or are in connection with Tenant's possession, use, occupancy, repair, maintenance or control of all or any part of the Premises or the Equipment, the making or removal of any Tenant Equipment or Personal Property and the performance of all related construction work, or that relate in any other manner to the business conducted by Tenant in the Premises, or (ii) arise from or are in connection with any willful or negligent act or omission of Tenant or its agents, contractors, subcontractors, invitees and/or licensees, or (iii) result from any default, breach, violation or nonperformance of this Lease or any provision therein by Tenant, or (iv) arise from injury or death to individuals or damage to property sustained on or about the Premises. Tenant shall, at its own cost and expense, upon notice thereof from Landlord, defend any and all actions, suits and proceedings which may be brought against Landlord, the Additional Insureds and the officers, directors, agents and employees of, and the partners in, Landlord and the Additional Insureds, or any of them, with respect to the foregoing or in which Landlord, the Additional Insureds and the officers, directors, agents and employees of, and the partners in, Landlord and the Additional Insureds, or any of them, may be impleaded. Tenant shall pay, satisfy and discharge any and all final money judgments which may be recovered against Landlord, the Additional Insureds and the officers, directors, agents and employees of, and the partners in, Landlord and the Additional Insureds, or any of them, in connection with the foregoing. For so long as Tenant is in compliance with the insurance requirements of this Section 20.1, the indemnity provided above shall be limited to the policy limits of such insurance, excluding only such deductibles as Tenant maintains (such deductible amount to be determined by Tenant in its sole discretion), provided, however, that Tenant is still liable if the act is not covered by Tenant's insurance or insurance coverage is not in place.

     (i) (Contractual Liability Insurance. Tenant agrees to keep and maintain throughout the Term as part of the coverage of its policy(ies) of liability insurance contractual liability coverage or a contractual liability endorsement covering Tenant's liability to Landlord for bodily injury or damage to property of others under subsection (h), in the same limits required by subsection (a).

     (j) Prohibition Against Concurrent Insurance. All property damage insurance shall be written as primary insurance. Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with any property damage insurance carried by Landlord for the Premises, unless Landlord is included therein as an insured. (k)Revision of Insurance Coverage. As of January 1, 2012 and January 1 of each year thereafter, the parties shall review whether the insurance minimums stated in this Section 20.1 and in Section 20.2 provide for sound and prudent coverage in relation to liability risks as of each such date. As of each date, the parties shall discuss the appropriate liability insurance minimums. Within thirty (30) days following establishment of any required adjustment, Tenant or Tenant, as applicable, shall forward to the other certificates of insurance indicating that insurance is no less than the required amounts and is in full force and effect.

     (l) Waiver. Landlord, on one hand, and Tenant, on the other, shall waive any and all rights of recovery against the other or against the officers, employees, agents and representatives of the other, on account of loss or damage occasioned to such waiving party or its property or the property of others under its control caused by fire or any of the extended coverage risks described above to the extent that such loss or damage is insured. Tenant shall give notice to the insurance carrier or carriers involved that the foregoing mutual waiver of subrogation option is contained in this Agreement.

                            20.2 Landlord's Insurance

     (a) Property Damage Insurance. Landlord, at its cost and expense, but subject to Section 5, shall obtain and maintain throughout the Term a policy of property damage insurance covering the Facility and the Equipment, but not Tenant's Work, Alterations or Tenant's Personal Property, providing all-risk coverage in such amount as any first Mortgagee of the Facility may from time to time require or in such greater amount as Landlord may from time to time determine, but in no event less than the replacement cost (excluding footings and foundations) of the Facility and with a deductible of not more than one percent (1%) of the replacement value of the Facility.

     (b) Liability Insurance. Landlord, at Landlord's cost and expense, but subject to Section 5, shall obtain and maintain in effect throughout the Term a policy of Commercial General Liability Insurance (ISO form or equivalent) insuring Landlord and naming Tenant as an additional insured against liability for bodily injury, death and property damage occurring upon, in or about the Land and the Facility, with such policy to afford protection to the limit of not less than Three Million Dollars ($3,000,000) combined single limit annual aggregate for bodily injury, death and property damage and provide for a deductible of not more than one percent (1%) of the replacement value of the Building.

     (c) Blanket Policy. Landlord shall have the right to comply with and to satisfy its obligations under subsections (a) and (b) by means of any so-called blanket policy or policies of insurance covering this and other liability and locations of Landlord, provided that such policy or policies by the terms thereof shall allocate to the Facility and the liabilities to be insured under this Section an amount not less than the amount of insurance required to be carried pursuant to this Section, so that the proceeds from such insurance shall not be less than the amount of proceeds that would be available if Landlord were insured under a unitary policy.

     (d) Mutual Waiver of Subrogation. Landlord and Tenant shall each include in each of its property damage insurance policies, including Landlord's policies of rent insurance and Tenant's policies of business interruption insurance, if any, a waiver of the insurer's right of subrogation against the other party and the officers, directors, agents and employees of, and the partners in, the other party (and, in the case of Tenant's policies, against the Additional Insureds and their respective officers, directors, agents and employees), or, if such waiver at any time becomes unobtainable (i) an express agreement that such policy shall not be invalidated if the insured waives or has waived before the loss the right of recovery against any party responsible for an insured casualty, or (ii) any other form of permission for the release of such responsible party, provided such waiver, agreement or permission is obtainable under normal commercial insurance practice at the time. If such waiver, agreement or permission is not, or ceases to be, obtainable at all, the insured party shall so notify the other party promptly after notice thereof and shall use its reasonable efforts to name the other as an additional insured. Landlord and Tenant hereby acknowledge and agree that such waiver is obtainable under normal commercial insurance practice on the date of this Lease at no additional charge.

     (e) Landlord Released from Liability. As long as Tenant's policies of property damage insurance include the waiver of subrogation or agreement or permission to release liability referred to in Section 20.2(d), Tenant hereby waives (and agrees to cause all other occupants of the Premises to execute and deliver to Landlord instruments waiving) any right of recovery against Landlord, the Additional Insureds and any of their respective officers, directors, agents, employees, partners, contractors or invitees, for any loss or damage to Tenant's Work, Alterations or Tenant's Personal Property caused by fire or other peril insurable under the broadest form of "all risk" or "Special Form" policy issued in Iowa (whether or not Tenant actually maintains such policy and without giving effect to deductibles or self-insured amounts). If at any time any of Tenant's policies shall not include a waiver of subrogation or agreement or permission or similar provisions set forth in (d) above, the waiver set forth in the preceding sentence shall, upon notice given by Tenant to Landlord, be of no further force or effect from and after the giving of such notice (or, if the insurer shall not grant a waiver for all of the required parties, the waiver shall be of no force or effect only with respect to the required parties not included in the waiver). If Tenant fails to obtain and maintain the policy of property damage insurance required by Section 20.1, Tenant hereby waives (and agrees to cause all occupants of the Premises to execute and deliver to Landlord instruments waiving) any right of recovery against Landlord, the Additional Insureds and any of their respective officers, directors, agents, employees, partners, contractors and invitees for any loss or damage to Tenant's Equipment and Personal Property caused by fire or other perils of the type that would have been insured against by a policy of property damage insurance if Tenant had obtained the policy and the policy had been in effect on the date of the fire or other insured peril.

                                   SECTION 21

                               EFFECT ON INSURANCE

     Tenant will not do, omit to do, or suffer to be done, or keep or suffer to be kept anything in, upon, or about the Premises which will violate the provisions of Landlord's policies insuring the Premises against loss or damage by fire or other hazards (including, but not limited to, public liability), which will adversely affect Landlord's fire or liability insurance premium rating or which will prevent Landlord from procuring such policies in companies acceptable to Landlord. If anything done, omitted to be done, or suffered to be done by Tenant, or kept or suffered by Tenant to be kept in, upon, or about the Premises shall cause the premium rate of fire or other insurance on the Premises in companies acceptable to Landlord to be increased beyond the established rate from time to time fixed by the appropriate underwriters with regard to the use of the Premises for the purposes permitted under this Lease. Tenant will pay the amount of such increase as Additional Rent upon Landlord's demand and will thereafter pay the amount of such increase, as the same may vary from time to time, with respect to every premium relating to coverage of the Premises during a period falling within the Term of this Lease until such increase is eliminated. If for any reason including, but not limited to, the abandonment of the Premises, Tenant's failure to pay any insurance premium, or Tenant's failure to occupy the Premises as herein permitted, Tenant fails to provide and keep in force any or all of the insurance policies set forth in Section 20.1, then in such event Tenant shall indemnity and hold Landlord and the Mortgagee harmless against any loss that would have been covered by such insurance.

                                   SECTION 22

                    TOTAL OR PARTIAL DESTRUCTION OF PREMISES

     (a) If the Premises is damaged by fire or other casualty but is not thereby rendered untenable in whole or in part, Landlord, at its own expense, subject to the limitations and restrictions set forth in this Lease and the Documents, shall cause such damage to be repaired, and the Annual Rent and Additional Rent shall abate until such damage has been repaired and Tenant can operate the business in whole or in part on the Premises. If by reason of any damage or destruction to the Premises the Premises shall be rendered untenable in part,

Landlord, at its own expense, subject to the limitations and restrictions set forth in this Lease and the Documents, shall cause the damage to be repaired, and the Annual Rent and Additional Rent shall not be abated. If by reason of any damage or destruction to the Premises, the Premises shall be rendered wholly untenable Landlord, at its option, at its own expense, subject to the limitations and restrictions set forth in this Lease and the Documents, may cause the damage to be repaired, and the Annual Rent and Additional Rent shall not abate. Should Landlord not elect to repair or rebuild the Premises then in that event this Lease shall terminate upon Landlord's election not to repair or rebuild the Premises and Tenant's obligations for the payment of Rent shall terminate upon the date of Landlord's election. Landlord shall make any such election within ninety (90) days of the date of the casualty causing the damage or destruction of the Premises.

     (b) In no event shall Landlord be obligated to expend for any repairs or reconstruction pursuant to this Section an amount in excess of the insurance proceeds, if any, recovered by it and allocable to the damage to the Premises after deducting therefrom Landlord's reasonable expenses in obtaining such proceeds and any amounts required to be paid to the Mortgagee. Tenant agrees that promptly after completion of any such work by Landlord it will proceed with reasonable diligence and at its sole cost and expense to rebuild, repair, and restore its signs, fixtures, equipment, and other items of Tenant's Work.

     (c) Notwithstanding anything set forth herein to the contrary, Tenant shall be responsible for all repairs and replacements of damage and/or destruction of the Premises resulting from a burglary or attempted burglary, or any other illegal or forcible entry into the Premises.

     (d) Tenant covenants that it will give written notice to Landlord of any accident or damage, whether such accident or damage is caused by insured or uninsured casualty, occurring in, on, or about the Premises within a reasonable time after Tenant has or should have had knowledge of the occurrence of such accident or damage. If Tenant breaches its covenant set forth hereunder, Landlord, in addition to all other rights and remedies under this Lease, at law or in equity shall, at its option, be relieved of any of its obligations under this Section.

     (e) Tenant agrees that during any period of reconstruction or repair of the Premises it will continue the operation of its business within the Premises to the extent reasonably practicable.

                                   SECTION 23

                                   ALTERATIONS

     Tenant agrees that it will not make any alterations (whether structural or otherwise), additions, improvements, changes, affixations of chattels, repairs, or other work to the interior or exterior of the Premises during the Term of this Lease except for the installation of unattached, movable trade fixtures that may be installed without drilling, cutting, or otherwise defacing the Premises, without in each instance obtaining Landlord's and the Mortgagee's prior written consent which will not be unreasonably withheld or delayed. Together with each request for such consent, Tenant shall present to Landlord and the Mortgagee reasonably detailed plans and specifications for such proposed alterations, additions, improvements, changes, affixations of chattels, repairs, or other work; provided, however, approval of such plans and specifications by Landlord and the Mortgagee shall not constitute any assumption of any responsibility by Landlord or the Mortgagee for their accuracy or sufficiency, and Tenant shall be solely responsible therefor. All construction work done by Tenant within the Premises shall be performed in a good and workmanlike manner, in compliance with all governmental requirements, and the requirements of any contract or mortgage to which the Landlord may be a party. Tenant agrees to indemnify Landlord and the Mortgagee and hold them harmless against any loss, liability, or damage resulting from such work, and Tenant shall, if requested by Landlord or the Mortgagee, furnish bond or other security satisfactory to Landlord against any such loss, liability, or damage. Notwithstanding the foregoing, Tenant shall have no obligation to obtain Landlord's written consent for the installation of additional equipment necessary for operating the business on the Premises and in the event the Option to purchase the Premises is not exercised by the Tenant, any additional equipment installed by the Tenant shall remain the property of the Tenant and shall be reasonably removed at the expiration of the Lease and Tenant shall ensure that the Premises are in substantially the same condition as the Premises was upon the commencement of this Lease.

     All alterations, additions, improvements, changes, affixations of chattels, repairs, or other work made or performed by Tenant shall, unless Landlord gives written notice to Tenant to remove the same, remain upon the Premises at the expiration or earlier termination of the Term of this Lease and shall become the property of Landlord immediately upon installation thereof. The same shall remain the property of Landlord (without any obligation of Landlord to pay compensation therefor) unless Landlord gives Tenant written notice to remove any or all of the aforesaid, in which event Tenant shall remove at Tenant's expense such of the same as may be specified in Landlord's notice to Tenant, and Tenant shall promptly restore the Premises to the same good order and condition as it was at the commencement of the Term of this Lease except (i) to the extent the Premises is not required to be repaired and/or maintained by Tenant and (ii) damage by fire or other casualty to the extent there is actually paid to Landlord, to repair any damage to the Premises, sufficient net proceeds for policies of insurance which Tenant is obligated to provide and to maintain under the provisions of this Lease. Should Tenant fail to do so, Landlord may do so, collecting, at Landlord's option, the cost and expense thereof from Tenant, as Additional Rent, upon demand. Notwithstanding the foregoing and in the event the Option to purchase the Premises is not exercised by the Tenant, any additional equipment installed by the Tenant shall remain the property of the Tenant and shall be reasonably removed at the expiration of the Lease and Tenant shall ensure that the Premises are in substantially the same condition as the Premises was upon the commencement of this Lease.

                                   SECTION 25

                                 MECHANICS LIENS

     Tenant shall not do or suffer to be done any act, matter, or thing whereby Landlord's or Tenant's interest in the Premises, or any part thereof, may be encumbered by any mechanics' lien. Tenant shall discharge or stay the enforcement by bond or otherwise, within ten (10) days after the date of filing, any mechanics' liens filed against Tenant's interest in the Premises, or any part thereof, purporting to be for labor or material furnished or to be furnished to Tenant. Landlord may, at its option, discharge any such mechanics' lien not discharged by Tenant within such ten (10) day period, and Tenant, upon demand, shall reimburse Landlord for any such reasonable expense incurred by Landlord. Any monies expended by Landlord shall be deemed Additional Rent, collectible as such by Landlord. Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and no mechanics' or other lien for labor or materials shall attach to or affect the reversionary or other estate or interest of Landlord in and to the Premises.

                                   SECTION 26

                                BREACH OR DEFAULT

     Tenant shall have breached this Lease and shall be considered in default hereunder if (a) Tenant files a petition in bankruptcy or insolvency or for reorganization under any bankruptcy or insolvency law or act, or makes an assignment for the benefit of creditors; (b) involuntary proceedings are instituted against Tenant under any bankruptcy or insolvency law or act; (c) Tenant fails to pay any Monthly Installment of Annual Rent or Additional Rent when due and after the expiration of any cure period provided herein; (d) Tenant fails to perform or comply in all material respects with any of the material terms, covenants or conditions of this Lease or the rules and regulations now or hereinafter established for the Premises or the Building, provided however "material terms" shall be limited to Rent, Taxes, Insurance and Repairs and Maintenance; or (e) the Premises shall be deserted or vacated.

                                   SECTION 27

                                EFFECT OF BREACH

     (a) If Tenant shall fail to pay any installment of rent or other monies due pursuant to this Lease promptly on the day when they shall become due and payable and shall continue in default for a period of fifteen (15) days after written Notice of Default by Landlord (provided Tenant shall not be entitled to such notice if Tenant has been given notice one (1) time within any twelve (12) month period), or if Tenant shall fail to promptly keep and perform in all material respects any other material affirmative covenants of this Lease strictly in accordance with the terms of this Lease and shall continue in default for a period of thirty (30) days after written Notice of Default by Landlord of default and demand for performance, then, as often as any such event shall occur, Landlord may: (i) re-enter the Premises, in a commercially reasonable manner, to dispossess Tenant and all other occupants from the Premises and to remove any or all of Tenant's property at the Premises; and (ii) to store Tenant's property in a public warehouse or elsewhere at the cost, risk, and expense of Tenant, without Landlord's being deemed guilty of trespass or becoming liable for any loss or damage that may occur on Tenant's property (iii) upon thirty (30) days' written notice to Tenant, which the parties agree is commercially reasonable, to sell at public or private sale any or all of said property, whether exempt or not from sale under execution or attachment (such property being deemed charged with a lien in favor of Landlord for all sums due hereunder), with the proceeds of sale to be applied: first, to the costs and expenses of retaking, removal, storage, preparing for sale, and sale of the property (including reasonable attorney's fees); and second, to the payment of any sum due hereunder to Landlord (including Rent, charges, and damages, both theretofore and thereafter accruing); and, third, any surplus to Tenant.

     (b) Further, upon the occurrence of any such breach and after such opportunity to cure as set forth above, Landlord, in addition to any other remedies it may have at law, in equity, by statute, or under any other provision of this Lease, shall have the right to terminate this Lease, as well as all right, title, and interest of Tenant hereunder, by giving to Tenant not less than sixty (60) days' advance written notice of Landlord's election to cancel and to terminate this Lease. Upon the expiration of the time fixed in the notice of termination, this Lease and the balance of the Term then remaining, as, well as all of the right, title, and interest of Tenant under this Lease, shall expire in the same manner and with the same force and effect (except for the Tenant's liability as hereinafter set forth) as if the expiration of the time fixed in the notice of termination was the date upon which the Term would normally have expired. Tenant shall then immediately quit and surrender the Premises and each and every part thereof to Landlord, and Landlord may enter upon the Premises, by force, summary proceedings, or otherwise. In any of such events, Landlord shall be entitled to the benefit of all provisions of the ordinances and public local laws of the city or county where the Premises is located and of the Laws of Iowa dealing with the speedy recovery of lands and tenements held over by tenants or proceedings in forcible entry and detainer. Upon any entry or re-entry by Landlord, with or without legal process, Landlord shall also have the right (but not the obligation) to relet all or any part of the Premises, from time to time, at the risk and expense of Tenant. No re-entry by Landlord with or without a declaration of termination shall be deemed to be an acceptance or a surrender of this Lease or as a release of the Tenant's liability for damages under the provisions of this Section.

     (c) Tenant further agrees (i) notwithstanding re-entry by Landlord with or without termination pursuant to the provisions of Subsection (a) of this Section, or (ii) if this Lease is otherwise terminated by reason of Tenant's default, or (iii) if Landlord retakes possession with or without process of law and/or re-enters with or without a declaration of termination, or (iv) if

Landlord, following any of the foregoing events, elects to let or relet the Premises (whether once or more than once during the remainder of the Term, and upon such conditioning as are satisfactory to Landlord) that Tenant shall, nevertheless, in each instance, remain liable for the performance of any covenant of this Lease then in default and for all Rent and all other charges and damages which may be due or sustained before and after the date of default less mitigated amounts, together with the cost of seizure and repossession of the Premises and reasonable attorney's fees incurred by Landlord as a result of the breach of this Lease.

     (d) In any of the events described in the preceding subsection, Tenant agrees that it will remain liable to Landlord for liquidated damages to be calculated and paid, at Landlord's option, in either of the following ways:

          (i) the Rent that, but for the termination of this Lease, would have become due during the remainder of the Term, less the amount or amounts of Rent, if any, that Landlord shall receive during such period from others to whom the Premises may be rented net of all reasonable costs and expenses incurred by Landlord in connection with Tenant's default, including, but not limited to, the cost to repair, restore, renovate, or decorate the Premises for a new tenant, reasonable attorney's fees, real estate commissions, the cost of any legal actions, in which case liquidated damages shall be computed and payable in monthly installments, in advance, on the first day of each calendar month following the termination of this Lease and shall continue until the date on which the Term would have expired but for such termination; or

          (ii) the Rent that, but for the termination of this Lease, would have become due during the remainder of the Term, less the fair rental value of the Premises, as determined by an independent real estate appraiser selected by Landlord, in which case such liquidated damages shall be payable to Landlord in one lump sum on demand and shall bear interest at the interest rate of ten percent per annum, until paid. . In no event shall Landlord be required to account to Tenant for any amounts by which the fair rental value shall have exceeded the stipulated Rent at the time of such termination.

     (e) Suit or suits for the recovery of such deficiency or damages or for a sum equal to any Monthly Installment or Installments of Annual Rent and Additional Rent and other charges payable hereunder may be brought by Landlord from time to time, at Landlord's election. Nothing herein contained shall be deemed to require Landlord to await the date when this Lease or the Term would have normally expired had there been no such default by Tenant or no such termination by Landlord.

     (f) In connection with any reletting(s) of the Premises, Landlord shall have the absolute right, without such action's being or being deemed to be a surrender of its rights or as a termination of this Lease or as a release of the Tenant's liability hereunder for the balance of the Term or Extension Term, to let or relet the Premises for a longer or shorter term than that remaining after Tenant's default, to lease more or less area than that contained in the Premises, to lease the Premises together with other premises or property owned or controlled by Landlord, and to change the character or use of the Premises.

     (g) No entry or re-entry by Landlord, whether had or taken under summary proceedings or otherwise, nor any letting or reletting shall absolve or discharge Tenant from liability hereunder. Tenant's liability hereunder, even if there be no letting or reletting, shall survive the issuance of any dispossess warrant, order of court terminating this Lease, or any other termination based upon Tenant's default. The words "enter," "re-enter," and "re-entry" as used in this Section and elsewhere in this Lease are not restricted to their technical legal meanings.

     (h) No payment received by Landlord from Tenant after re-entry or the termination of this Lease in any lawful manner shall reinstate, continue, or extend the Term of this Lease or affect any notice theretofore given to Tenant by Landlord or operate as a waiver of the right of Landlord to recover possession of the Premises by proper suit, action, proceedings, or other remedy.

     (i) In the event Tenant fails to vacate the Premises at any time after termination of this Lease as provided above, Tenant shall pay double Rent as Additional Rent for such holdover period.

     (j) Nothing in this Section shall limit or prejudice the right of Landlord to prove and to obtain, as liquidated damages by reason of a termination arising out of the provisions of this Section, an amount equal to the maximum allowed by any statute or rule of law in effect as of the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of liquidated damages computed under this Section.

                                   SECTION 28

                               ACCESS BY LANDLORD

     (a) Landlord, the Mortgagee, and their respective contractors and subcontractors and its and their agents and employees may at all reasonable times during the Term of this Lease enter to inspect the Premises to determine whether Tenant is complying with the provisions of this Lease upon 48 hours notice and so long as said access does not interfere with production or other business activities of the Tenant, and whether Landlord is complying with provisions of the Documents, and/or may show the Premises to others, provided that such entrance is with the prior notice (provided an emergency is present) to Tenant and consistent with Tenant's security obligations. In the event of notice of termination of this Lease or during the last six (6) months of the Term, Landlord shall have the right from the date of such notice to display (but not so as to unreasonably obstruct the view thereof or access thereto) the customary "For Rent" sign, and Landlord may show the Premises and all parts thereof to prospective tenants when the Premises is open for business.

     (b) Landlord and the Mortgagee also reserve the right, after notice of intention to so enter (except that in the event of an emergency, no notice shall be required), to enter the Premises at any time and from time to time to make such repairs, additions, or alterations or remedy any contamination as it may deem necessary for the safety, improvements, preservation, or condition thereof, but neither Landlord or the Mortgagee assumes any obligation to do so, and the performance thereof by Landlord or the Mortgagee shall not constitute a waiver of Tenant's default in failing to perform the same. . Landlord and the Mortgagee shall in no event be liable for any inconvenience, disturbance, loss of business, or other damage to Tenant by reason of the performance by Landlord or the Mortgagee of any work in, upon, above, under, or outside the Premises If Tenant shall have vacated or abandoned the Premises, or in the event of an emergency, or if in any other instance after Landlord or the Mortgagee has given written notice of Landlord's or the Mortgagee's intention to enter, Tenant or Tenant's agents and employees shall not be personally present to permit an entry into the Premises, then in any such event, Landlord and the Mortgagee and their contractors and subcontractors and its or their agents and employees may enter the same by the use of force or otherwise without rendering Landlord or the Mortgagee liable therefor, and without in any manner affecting Tenant's obligations under this Lease.

     (c) If during the last month of the Term Tenant has vacated the Premises and removed all or substantially all of its personal property, Landlord may immediately enter and alter, renovate, and redecorate the Premises. The exercise of any such reserved right by Landlord or the Mortgagee shall not be deemed an eviction or disturbance of Tenant's use and possession of the Premises and shall not render Landlord or the Mortgagee liable in any manner to Tenant or to any other person, nor shall the same constitute any grounds for an abatement of Rent hereunder.

                                   SECTION 29

                            ASSIGNMENT AND SUBLETTING

     (a) Tenant shall not make or permit an Assignment of this Lease or any interest of Tenant herein, in whole or in part, by operation of law or otherwise, without first obtaining in each and every instance the prior written consent of Landlord and the Mortgagee, which consent. may be withheld in the sole and absolute subjective discretion of Landlord and the Mortgagee. Notwithstanding the foregoing, Tenant may assign this Lease to any subsidiary, parent, or affiliated entity of Tenant, with the written consent of Landlord and Mortgagee. Landlord agrees that such consent will not be unreasonably withheld.

     (b) Any consent by Landlord and the Mortgagee to an Assignment shall be held to apply only to the specific transaction thereby authorized and shall not constitute a waiver of the necessity for such consent to any subsequent Assignment, including, but not limited to a subsequent Assignment by any trustee, receiver, liquidator, or personal representative of Tenant. In the event Tenant executes an agreement to effect an Assignment, such agreement shall provide (i) that the subtenant or other occupier of space shall take subject to this Lease, (ii) the occupier shall also fulfill all obligations of Tenant under this Lease as they pertain to the portion of the Premises set forth in the Assignment, and (iii) that with respect to such portion of the Premises the occupier shall be deemed to be Tenant under this Lease.

     (c) If this Lease or any interest herein is assigned or if the Premises or any part thereof is sublet, used, or occupied by anyone other than Tenant without Landlord's or the Mortgagee's prior written consent having been obtained thereto, Landlord may nevertheless collect Rent (including Additional Rent) from the assignee, sublessee, user, or occupant and apply the net amount collected to the Rents herein reserved. Furthermore, in any such event Tenant shall pay to Landlord monthly, as Additional Rent, the excess of the consideration received or to be received during such month for such Assignment (whether or not denoted as rent) over the Annual Rent reserved for such month in this Lease applicable to such portion of the Premises so assigned, sublet, used, or occupied. No such Assignment or correction shall be deemed a waiver of the covenant herein against Assignment by others or the acceptance of the assignee, subtenant, user, or occupant as Tenant hereunder, or constitute a release of Tenant from the further performance by Tenant of the terms and provisions of this Lease. If this Lease or any interest of Tenant herein is assigned or if the whole or any part of the Premises is sublet or used or occupied by others, after having obtained Landlord's and the Mortgagee's prior written consent thereto, Tenant shall nevertheless remain fully liable for the full performance of all obligations under this Lease to be performed by Tenant, and Tenant shall not be released therefrom in any manner.

     (d) If Tenant is a partnership and if at any time during the Term of this Lease any person or entity which at the time of the execution of this Lease owns a general partner's interest ceases to own such general partner's interest, such cessation of ownership shall constitute an Assignment of this Lease for an purposes of this Section, and Tenant shall promptly notify Landlord in writing of such change.

                                   SECTION 30

                                  CONDEMNATION

     (a) If the whole of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain, condemnation, or expropriation or in the event of a conveyance in lieu thereof, then this Lease shall terminate as of the date on which possession of the Premises is required to be surrendered to the condemning authority, and Tenant shall have no claim against Landlord or the condemning authority for the value of the unexpired Term of this Lease.

     (b) If any part of the Premises shall be so taken or conveyed, and if such partial taking or conveyance shall render the Premises unsuitable for the business of Tenant in the reasonable opinion of Landlord, then the Term of this Lease shall cease and terminate as of the date on which possession of the part of the Premises so taken or conveyed is required to be surrendered to the condemning authority, and Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired Term of this Lease. In the event such partial taking or conveyance is not extensive enough to render the Premises unsuitable for the business of Tenant, this Lease shall continue in full force and effect except that the Annual Rent shall be reduced in the same proportion that the floor area of the Premises so taken or conveyed bears to such floor area immediately prior to such taking or conveyance, such reduction commencing as of the date Tenant is required to surrender possession of such part of the Premises so taken or conveyed. Subject to the terms and provisions of the Documents, Landlord shall promptly restore the Premises, to the extent of condemnation proceeds available for such purpose, as nearly as practicable to a condition comparable to its condition at the time of such condemnation less the part lost in the taking or conveyance, and thereafter Tenant shall promptly make all necessary repairs, restoration, and alterations of Tenant's fixtures, equipment, and furnishings and shall promptly re-enter the Premises. For purposes of determining the amount of funds available for restoration of the Premises from the condemnation award, said amount will be deemed to be that part of the award which remains after payment of Landlord's reasonable expenses incurred in recovering the condemnation award and of any amounts due to the Mortgagee and which represents a portion of the total sum so available that is equitably allocatable to the Premises.

     (c) In the event of any condemnation or taking as herein before provided, whether whole or partial, Tenant shall not be entitled to any part of the award as damages or otherwise for such condemnation, and Landlord and the Mortgagee are to receive the full amount of such award as their respective interests may appear. Tenant hereby expressly waives any right or claim to any part thereof and assigns to Landlord any such right or claim to which Tenant might become entitled.

     (d) Although all damages in the event of any condemnation are to belong to the Landlord and the Mortgagee as aforesaid, whether such damages are awarded as full compensation for diminution in value of the leasehold or to the fee of the Premises, Tenant shall have the right, to the extent that same shall not diminish the Landlord's or the Mortgagee's award, to claim and recover from the condemning authority, but not from Landlord or the Mortgagee, such compensation as may be separately awarded or recoverable by Tenant under law in Tenant's own right for or on account of, and limited solely to moving expenses, loss of good will, profit, any cost to which Tenant might be put in removing Tenant's furniture, fixtures, leasehold improvements, and equipment.

                                   SECTION 31

                        EXECUTION OF ESTOPPEL CERTIFICATE

     At any time, and from time to time, upon the written request of Landlord or the Mortgagee, so long as Landlord has complied with all material terms of this

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
Lease, Tenant, within ten (10) days of the date of such written request, agrees to execute and deliver to Landlord and/or the Mortgagee, without charge and in a form satisfactory to Landlord and/or the Mortgagee, a written statement: (a) ratifying this Lease; (b) confirming the commencement and expiration dates of the Term of this Lease; (c) certifying that Tenant is in occupancy of the Premises and that the Lease is in full force and effect and has not been modified, assigned, subleased, supplemented, or amended except by such writings as shall be stated; (d) certifying that an conditions and agreements under this Lease to be satisfied or performed by Landlord have been satisfied and performed except as shall be stated; (e) certifying that Tenant is not in default under the Lease and there are no defenses, set-offs, recoupments, or counter claims against the enforcement of this Lease by Landlord, or stating the defaults, defenses, set-offs, recoupments and/or counter claims claimed by Tenant; (f) certifying that Landlord is not in default under the Lease and there are no defenses, set-offs, recoupments, or counter claims against the enforcement of this Lease by Landlord, or stating the defaults, defenses, set-offs, recoupments and/or counter claims claimed by Tenant; (g) reciting the amount of Advance Rent, if any, paid by Tenant and the date to which such Rent has been paid; (h) reciting the amount of the Security Deposit held by Landlord, if any; and (i) containing any other information which Landlord or the Mortgagee shall require.

                                   SECTION 32

                          SUBORDINATION AND ATTORNMENT

     (a) Tenant agrees: (i) that, except as hereinafter provided, this Lease is, and any of Tenant's rights hereunder are and shall always be, subject and subordinate to the Mortgage dated as of April 1, 2006 from Landlord to Manufacturers and Traders Trust Company and any other Mortgage hereafter given by Landlord and to any advances made or to be made thereunder and to the interest thereon, and all renewals, replacements, modifications, consolidations, or extensions thereof; (ii) that if the Mortgagee or if the purchaser at any foreclosure sale or at any sale under a power of sale or assent to decree contained in any such Mortgage shall at its sole option so request, Tenant will attorn to, and recognize the Mortgagee or purchaser, as the case may be, as landlord under this Lease for the balance then remaining of the Term of this Lease, subject to all terms of this Lease provided the Mortgagee or purchaser recognizes Tenant's rights as and (iii) that the aforesaid provisions shall be self-operative, and no further instrument or document shall be necessary unless required by the Mortgagee or purchaser. In the event of any foreclosure sale or at any sale under a power of sale or assent to decree contained in any such Mortgage, Landlord shall provide Tenant with reasonable notice of any such sale and Tenant shall have the right, but not the obligation, to enter into agreements directly with the Mortgagee.

     (b) Notwithstanding anything to the contrary set forth above, the Mortgagee may at any time subordinate its Mortgage to this Lease, without Tenant's consent, by execution of a written document subordinating such Mortgage to this Lease to the extent set forth therein, and thereupon this Lease shall be deemed prior to such Mortgage to the extent set forth in such written document without regard to their respective dates of execution, delivery and/or recording. In that event, to the extent set forth in such written document, the Mortgagee shall have the same rights with respect to this Lease as though this Lease had been executed and this Lease or memorandum thereof recorded prior to the execution, delivery, and recording of the Mortgage. Should Landlord or the Mortgagee or purchaser desire confirmation of either such subordination or such attornment, as the case may be, Tenant upon written request, and from time to time, will execute and deliver without charge and in form satisfactory to Landlord, the Mortgagee, or the purchaser all instruments and/or documents that may be requested to acknowledge such subordination and/or agreement to attorn, in recordable form, within fifteen (15) days of such request.

     (c) Tenant agrees that neither the Mortgagee, nor any Mortgagee-in-possession or purchaser shall be bound by any payment of Rent made more than thirty (30) days prior to its due date, and any such sum shall be due and payable on the due date. Tenant further agrees that neither Mortgagee, nor Mortgagee in-possession or purchaser shall be responsible for the Security Deposit, Escrow Payments, Option Payment or other similar funds in respect of this Lease not actually paid to it; liable for any action or omission of any prior landlord under the Lease; or subject to any offsets or defenses that Tenant might have against Landlord.

                                   SECTION 33

                                      SIGNS

Tenant shall not without Landlord's prior approval erect any signage for the Premises, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, Tenant shall have the right to resign the Premises upon the execution of the Lease, so long as Tenant complies with local zoning laws.

                                   SECTION 34

     Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise or joint venturer or a member of a joint enterprise with Tenant, and nothing herein contained shall create a principal and agent relationship between Landlord and Tenant. This Lease establishes a relationship solely of landlord and tenant.

                                   SECTION 35

                             ACCORD AND SATISFACTION

     No payment by Tenant or receipt by Landlord of a lesser amount than any payment of Annual Rent or Additional Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Annual Rent or Additional Rent due and payable, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as, Rent be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease, at law or in equity.

                                   SECTION 36

                                  HOLDING OVER

Should Tenant hold over in possession of the Premises after the expiration of this Lease, Tenant shall be deemed to be occupying the Premises from month to month, subject to such occupancy's being terminated by either party upon at least thirty (30) days' written notice, at double the Annual Rent in effect at the expiration of this Lease, all calculated from time to time as though this Lease had continued, and otherwise subject to all of the other terms, covenants, and conditions of this Lease insofar as the same may be applicable to a month-to-month tenancy. Nothing in this Section excludes Landlord's rights of re-entry or any other right hereunder.

                                   SECTION 37

                                   RECORDATION

     This Lease shall be recorded in the Land Records of Cerro Gordo County, Iowa. The parties may execute a short form of this Lease if permitted by law for recording purposes containing such terms as Landlord believes appropriate or desirable. Upon the termination of this Lease Tenant shall execute, acknowledge, and deliver to Landlord an instrument in writing releasing and quite claiming to Landlord an right, title, and interest of Tenant in and to the Premises arising from this Lease or otherwise, all without cost or expense to Landlord.

                                   SECTION 38

                                     WAIVERS

     The failure of Landlord to insist on strict performance of any one or more of the terms, covenants, or conditions hereof shall not be deemed a waiver of the rights or remedies that Landlord may have, and shall not be deemed a waiver of any subsequent breach or default of any term, covenant, or condition hereof. No waiver by Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by Landlord.

                                   SECTION 39

                              REMEDIES FOR LANDLORD

     Any and all remedies available to Landlord for the enforcement of the provisions of this Lease are cumulative and not exclusive, and Landlord shall be entitled to pursue either the rights enumerated in this Lease or remedies authorized by law, or both. Tenant shall be liable for any costs or expenses incurred by Landlord in enforcing any terms of this Lease, or in pursuing and legal action for the enforcement of Landlord's rights, including court costs and reasonable attorney's fees.

                                   SECTION 40

                           TABLE OF CONTENTS; CAPTIONS

     The Table of Contents and the captions appearing in this Lease are inserted only as a matter of convenience and do not define, limit, construe, or describe the scope or intent of the Sections of this Lease or in any way affect this Lease.

                                   SECTION 41

                                     NOTICES

     Any and all Notices permitted or required to be given hereunder shall be in writing and shall be deemed duly given the business day following the day such Notice shall be deposited into the United States mail, if delivery is by postage prepaid, registered or certified mail, return receipted mail or the day when sent by telecopier.

     Any Notice in any other manner shall be deemed given when actually received. Such Notice shall be sent to the respective party at the address or telecopier number given in this Lease or to any other address or telecopier number that the respective party may designate by Notice delivered pursuant hereto. All Notices sent by telecopier shall be sent promptly by first class mail as well. Nothing herein contained shall be construed to preclude personal service of any Notice in the manner prescribed for personal service of a summons or other legal process.

                                   SECTION 42

                                 APPLICABLE LAW

     This Lease shall be governed by and construed in accordance with the laws of the State of Iowa, without regards to conflicts of laws principles thereof.

                                   SECTION 43

                         SUCCESSORS AND INCLUDED PERSONS

     All rights, obligations, and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective personal representatives, successors, and assigns of the parties; and if Tenant shall consist of more than one person or entity, they shall all be bound jointly and severally by the terms, covenants, and conditions herein. No rights, however, shall inure to the benefit of any personal representative, successor, or assign of Tenant unless the Assignment to such party has been approved by Landlord and the Mortgagee in writing as provided in Section 29.

     In any provision of this Lease involving Landlord's or the Mortgagee's being defended, released from liability, indemnified, held harmless, or not being deemed to be liable for any action, omission, or circumstance, the term "Landlord" shall include Landlord and Landlord's contractors and subcontractors and its or their present and future controlling persons, directors, officers, employees, and agents, and the term "Mortgagee" shall include Mortgagee's contractors and subcontractors, and its present and future controlling persons, directors, officers, employees, and agents.

                                   SECTION 44

                             WAIVER OF TRIAL BY JURY

     LANDLORD AND TENANT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER PARTY ON ANY AND EVERY MATTER, DIRECTLY OR INDIRECTLY, ARISING OUT OF OR WITH RESPECT TO THIS LEASE.

                                   SECTION 45

                      RIGHTS OF AND CLAIMS AGAINST LANDLORD

     (a) Tenant waives all rights to bring a counterclaim in any action brought by Landlord for the non-payment of Rent or any other summary proceeding thereon.

     (b) All obligations of Landlord hereunder shall be construed as covenants, not conditions.

     (c) Upon ninety (90) days written notice, Landlord may transfer its interest in the Premises and this Lease, at any time and from time to time, provided however, in the event of such transfer of interest, Tenant shall be entitled to receive the $275,000 Option Payment, provided that the Tenant's Option has not expired and any assignee of the Landlord has not acknowledged and confirmed Tenant's rights under Section 8 of the Lease. If Landlord transfers its estate in the Premises, or if Landlord further leases the Premises subject to this Lease, then Landlord shall be relieved of all obligations of Landlord thereafter arising expressed in this Lease or implied by law. Landlord and its successors shall be relieved of their obligation to refund the Security Deposit, Escrow Payments, and other similar funds to Tenant which they have received from Tenant or a predecessor Landlord to the extent they transfer such amounts to their respective transferees, and such transferees acknowledge their obligation under this Lease to return said deposit to Tenant.

     (d) In the absence of evidence satisfactory to Landlord of an Assignment of this Lease to which Landlord and the Mortgagee consented and which included an assignment of the right to receive any deposit made by Tenant or any balance thereof, Landlord may return the Security Deposit, Escrow Payments, or any balance thereof to Tenant originally named herein, regardless of one or more Assignments of this Lease.

     (e) If Tenant obtains a money judgment against Landlord or its successors or assigns under any provisions of, or with respect to this Lease or on account of any matter, condition, or circumstance arising out of the relationship of the parties under this Lease, Tenant's occupancy of the Premises, or Landlord's ownership of the Premises, Tenant shall be entitled to have execution upon such judgment on any assets of Landlord. provided, however, that this sentence shall be inapplicable to the extent that the judgment against Landlord is covered by insurance.

     (f) At any time when there is an outstanding Mortgage covering Landlord's interest in the Premises, Tenant may not exercise any remedies for default by Landlord hereunder unless and until the Mortgagee shall have received written notice of such default and a reasonable time for curing such default after Landlord's period to cure shall have elapsed.

                                   SECTION 46

                               CALCULATION OF TIME

     In computing any period of time prescribed or allowed by any provision of this Lease, the day of the act, event, or default from which the designated period of time begins to run shall not be included. The last day of the period so computed shall be included, unless it is a Saturday, Sunday, or a legal holiday, in which event the period runs until the end of the next day which is not a Saturday, Sunday, or legal holiday. Unless otherwise provided herein, a notice and other periods expire as of 5:00 p.m. (local time in Iowa) on the last day of the notice or other period.

                                   SECTION 47

                       SEVERABILITY; REDUCTION OF CHARGES

     If the application of any term or provision of this Lease, whether in whole or in part, be held invalid or unenforceable in general or in any instance, the remainder of this Lease shall not be affected by such holding and shall be fully valid and enforceable.

     In the event that any late charge, interest rate, or other payment provided herein exceeds the maximum applicable charge legally allowed, such late charge, interest rate, or other payment shall be reduced to the maximum legal charge, rate, or amount.

                                   SECTION 48

                                  C0UNTERPARTS

     This Lease may be executed in multiple counterparts or in duplicate including by facsimile or PDF signature, and when so executed by all parties shall constitute one agreement and shall not affect the validity, enforceability or binding effect of this Lease.

                                   SECTION 49

                                 TOTAL AGREEMENT

     This Lease contains the entire agreement between the parties and cannot be changed or modified except by a written instrument subsequently executed by the parties hereto.

                                   SECTION 50

                                    NO MERGER

     There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that the same person, firm, corporation, or other legal entity may acquire or hold, directly or indirectly, this Lease or the leasehold estate and the fee estate in the Premises or any interest in such fee estate, without the prior written consent of the Mortgagee.

                                   SECTION 51

                               TIME OF THE ESSENCE

     Time is of the essence in all provisions of this Lease to be performed by or on behalf of Tenant.

                                   SECTION 52

                               COMMERCIAL PURPOSE

     The parties stipulate that the Premises is being leased exclusively for business, commercial, manufacturing, mercantile, or industrial purposes.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed, under seal, as of the date and year first above written.

ATTEST/WITNESS:                            CORBI PROPERTIES, L.L.C., LANDLORD


                                           /s/ Rocco Violi
---------------------------------          -----------------------------------
                                           BY: Rocco Violi, Managing Member

                                           CLEAR LAKE SPECIALTY PRODUCTS, INC.,
                                           LANDLORD


                                           By: /s/ Rocco Violi
---------------------------------          -----------------------------------
                                           Rocco Violi, President

                                           THE SOUTH STREET BAKERY, INC.


                                           By: /s/ Robert P. Brookhart
---------------------------------          -----------------------------------
                                           Robert P. Brookhart, President

                                    EXHIBIT A

                           DESCRIPTION OF THE PREMISES

                          DESCRIPTION OF THE EQUIPMENT

                                   Schedule 1

               Monthly Allocation of Annual Rent towards payments

                                    EXHIBIT B

                      See attached Copy of Option Agreement




                                       40